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                                                                    EXHIBIT 10.1


                         COMMON STOCK PURCHASE AGREEMENT

                                     BETWEEN

                        THE ASHTON TECHNOLOGY GROUP, INC.
                                  (THE COMPANY)

                                       AND

                           CALP II LIMITED PARTNERSHIP
                                 (THE PURCHASER)



                          DATED AS OF FEBRUARY 5, 2001









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                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (this "Agreement") is made and entered into as of February 5, 2001 (the "Effective Date"), between The Ashton Technology Group, Inc. (the "Company"), a Delaware corporation, and CALP II Limited Partnership (the "Purchaser"), a Bermuda limited partnership.

                                   BACKGROUND

         The Company has authorized the issuance, sale, and delivery of 1,333,333 shares (the "Shares") of the Company's Common Stock, par value $0.01 ("Common Stock") at a price per Share of $1.50, in currency of the United States of America, for a total purchase price of U.S. $2,000,000. The Purchaser wishes to purchase the Shares upon the terms and conditions stated in this Agreement. The Purchaser is purchasing the Shares in reliance upon an exemption from the registration requirements of Section 5 of the U.S. Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the safe harbor afforded by Rule 903 promulgated by the U.S. Securities and Exchange Commission (the "SEC").

                                    AGREEMENT

         For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

         SECTION 1. ISSUANCE AND SALE OF COMMON STOCK

         1.1. The Company agrees to issue and sell the Shares to the Purchaser and the Purchaser agrees to purchase the Shares from the Company, at the Closing, for the Purchase Price of U.S.$2,000,000.

         1.2. At the Closing, the Company agrees to issue and deliver to the Purchaser a certificate for the Shares, registered in the Purchaser's name, free and clear of any claims, and containing a legend complying with the requirements of SEC Rule 903(b)(3)(iii)(B)(3) and the Purchaser agrees to deliver the Purchase Price to the Company.

                                     RIDER A

         1.3. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at a mutually agreed upon time, date and place.

         SECTION 2. PURCHASER'S REPRESENTATIONS AND WARRANTIES.

         2.1. The Purchaser represents and warrants to the Company that:

                  (a) The Purchaser is not a U.S. person (a "U.S. Person") as defined in SEC Rule 902(k).




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                  (b) The offer to sell the Shares to the Purchaser was made outside the United States.

                  (c) The Purchaser's buy order for the Shares was made outside the United States.

                  (d) The Purchaser has complied with all of the conditions required of it by SEC Regulation S in connection with its purchase of the Shares.

                  (e) The Purchaser is acquiring the Shares for investment, and not with a view towards or for resale in connection with the public sale or distribution thereof in the United States, or to or for the account of a U.S. person; provided, however, that by making this representation, the Purchaser does not agree to hold any Shares for any minimum or other specific term.

                  (f) The Purchaser is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

                                     RIDER B

                  (g) The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgements, and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

                  (h) The Purchaser and its advisors, if any, have been furnished with all materials relating to the proposed business, financial condition, and operations of the Company and materials relating to the offer and sale of the Shares, which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company; provided, however, neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend, or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. The Purchaser understands that its investment in the Shares involves a high degree of risk. The Purchaser has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

                  (i) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares, or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.




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                                     RIDER C

                  (j) The Purchaser understands that (i) the sale or re-sale of the Shares has not been registered under United States federal or state securities laws, and the Shares may not be transferred unless (a) the Shares are sold pursuant to an effective registration statement under the Securities Act, (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Shares are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144")) of the Purchaser who agrees to sell or otherwise transfer the Shares only in accordance with this Section 2(j) and who is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or (d) the Shares are sold pursuant to Rule 144; (ii) any sale of such Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any re-sale of such Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to Section 4.1 hereof). Notwithstanding the foregoing or anything else contained herein to the contrary, the Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

                  (k) The Purchaser understands that the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

                  The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Share upon





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which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Share is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Share may be made without registration under the Securities Act and such sale or transfer is effected, or (c) such holder provides the Company with reasonable assurances that such Share can be sold pursuant to Rule 144. The Purchaser agrees to sell all Shares including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.


                  (l) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  (m) The Purchaser is a limited partnership organized under the laws of Bermuda.

                  (n) The Purchaser's acquisition of the Shares is not a transaction (or any element of a series of transactions) that is part of a plan or scheme by the Purchaser to evade the registration provisions of the Securities Act.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1. The Company represents and warrants to the Purchaser that:

                  (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

                  (b) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares.

                  (c) The execution and delivery of this Agreement by the Company, and the consummation by it of the transactions contemplated hereby, including without limitation the issuance of the Shares, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders.

                  (d) This Agreement has been duly executed and delivered by the Company and the persons signing on behalf of the Company have full power and authority to do so.




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                  (e) This Agreement constitutes the valid and binding
         obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  (f) The Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued, fully paid, and nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof.

                  (g) The execution, delivery, and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designation applicable to any Preferred Stock of the Company, or the Bylaws of the Company or
         (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

                  (h) The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated herein. The Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

                  (i) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares; or (ii) has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions.




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                  (j) The Company understands that the Purchaser is purchasing the Shares in reliance on the exemption from the registration requirements of Section 5 of the Securities Act for offshore transactions as defined in SEC Rule 902(h), and that the Purchaser is relying in part upon the truth and accuracy of, and the Company's compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Company set forth herein in order to determine the availability of such exemptions and the eligibility of the Company to issue and sell the Shares to the Purchaser without having complied with those registration requirements. With respect to that exemption, the Company further represents and warrants to the Purchaser that (i) the Company has not offered any of the Shares to a U.S. Person (as defined in SEC Rule 902(k)) or to a person in the United States; (ii) the offer and sale of the Shares to the Purchaser is being made in an offshore transaction as defined in SEC Rule 902(h); (iii) the Company has not engaged in any directed selling efforts, as defined in SEC Rule 902(c), with respect to the Shares; and (iv) in offering and selling the Shares to the Purchaser, the Company has complied with all of the conditions required of it under SEC Regulation S.

                  (k) The Company is, and for more than the past 12 months it continuously has been, a "reporting company" under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), as defined by the rules and regulations of the SEC and the NASD, and has filed in a timely manner all reports and other information required by it to be filed with the SEC under the Exchange Act in order to remain a reporting company.

         SECTION 4. REGISTRATION RIGHTS

         4.1. As soon as is practicable after the Closing, the Company shall file a registration statement (the "Registration Statement") with the SEC to register the resale of the Shares, and shall use its best efforts to cause the Registration Statement to become effective as soon as is reasonably practicable. The Company shall use its best efforts to cause the registration statement to remain effective for a period of one year from its effective date, or until the Purchaser is no longer the owner of any Shares, whichever shall first occur.

         SECTION 5. GENERAL PROVISIONS

         5.1. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. The parties agree that the United States District Court for the Southern District of New York, and the courts of the State of New York located in the Borough of Manhattan, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

         5.2. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which hall be considered one and the same agreement.

         5.3. This agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the issuance and sale of the Shares, and this Agreement and the instruments referenced herein





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contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         5.4. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, (c) three (3) days after being sent by certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:                       If to the Purchaser:

     The Ashton Technology Group, Inc.        CALP II Limited Partnership
     1835 Market Street, Suite 420            c/o Forum Fund Services
     Philadelphia, Pennsylvania 19103         Washington Mall, 3rd Floor
     Facsimile:   (215) ___-____              Hamilton, HM11, Bermuda
                                              Facsimile:  (441) 296-1301

         5.5. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

         IN WITNESS WHEREOF, the Company and the Purchaser have caused this Common Stock Purchase Agreement to be duly executed as of the Effective Date.

THE ASHTON TECHNOLOGY GROUP, INC.       CALP II LIMITED PARTNERSHIP


By  /s/ ARTHUR J. BACCI                 By  /s/ MARK VALENTINE
   ----------------------------------      ----------------------------------
Name    Arthur J. Bacci                 Name    Mark Valentine
   ----------------------------------      ----------------------------------
Title   President and COO               Title   Chairman
   ----------------------------------      ----------------------------------






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